UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 28, 2006

THE GOLDFIELD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7525	88-0031580

(Commission File Number)	(I.R.S. Employer Identification No.)

1684 W. Hibiscus Boulevard, Melbourne, Florida	32901

(Address of Principal Executive Offices)	(Zip Code)

(321) 724-1700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 1.01 – Entry into a Material Definitive Agreement
Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 - Financial Statements and Exhibits
Signature
Exhibit Index

Item 1.01 – Entry Into a Material Definitive Agreement.

Renewal of Loan Agreements

On September 28, 2006, effective August 26, 2006, The Goldfield Corporation (the “Company”) and Branch Banking and Trust Company (the “Bank”) entered into two loan renewals. The two loan renewals are as follows:

(i) A renewal of a $3.0 million Loan Agreement (the “Working Capital Loan”) entered into by the parties on March 14, 2006, which was due and payable in full on August 26, 2006.  The Bank extended the existing Working Capital Loan from August 26, 2006 until the renewal was completed. The Working Capital Loan provides the Company with a line of credit to be used for working capital, capital expenditures, and general corporate purposes.

(ii) A renewal of a $6.0 million Loan Agreement (the “Real Estate Loan”) entered into by the parties on August 26, 2005, which was due and payable in full on August 26, 2006. As with the Working Capital Loan, the Bank extended the existing Real Estate Loan from August 26, 2006 until the renewal was completed. The Real Estate Loan provides the Company with a line of credit to be used for financing the costs of certain qualified real estate projects in Florida.

Pursuant to the loan renewals described above (the “Loan Renewals”), the Working Capital Loan and Real Estate Loan will mature and all amounts due thereunder will be due and payable in full on August 26, 2007, unless extended by the Bank at its discretion. Until maturity, the Company must make monthly payments of interest to the Bank in arrears at interest rates determined and upon the terms and conditions as set forth in the Loan Renewals. Advances under each of the Loan Renewals will bear interest at a rate per annum equal to One Month LIBOR (as defined in the Loan Renewals) plus 1.800%, which will be adjusted monthly.  All of the other terms of the Working Capital Loan and related ancillary agreements remain unchanged and are described in the Company’s previously filed Current Reports on Form 8-K dated August 26, 2005 and July 15, 2005, and all of the other terms of the Real Estate Loan and related ancillary agreements remain unchanged and are described in the Company’s previously filed Current Report on Form 8-K dated August 26, 2005.

The foregoing description of the Loan Renewals does not purport to summarize all of the provisions of these documents and is qualified in its entirety by reference to the Renewal of the Working Capital Loan filed as Exhibit 10-1 to this Current Report on Form 8-K, and to the description of the Working Capital Loan in the Company’s Current Reports on Form 8-K dated August 26, 2005 and July 15, 2005 and the related exhibits thereto, and to the Renewal of the Real Estate Loan filed as Exhibit 10-2 to this Current Report on Form 8-K, and to the description of the Real Estate Loan in the Company’s Current Report on Form 8-K dated August 26, 2005 and the related exhibits thereto, and each of the foregoing is incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above in Item 1.01 under the heading “Renewal of Loan Agreements,” the Company and the Bank entered into two renewals: the Renewal of the Working Capital Loan and the Renewal of the Real Estate Loan.  The Renewal of the Working Capital Loan filed as Exhibit 10-1 to this Current Report on Form 8-K, the description of the Working Capital Loan in the Company’s Current Reports on Form 8-K dated August 26, 2005 and July 15, 2005 and the related exhibits thereto, the Renewal of the Real Estate Loan filed as Exhibit 10-2 to this Current Report on Form 8-K, and the description of the Real Estate Loan in the Company’s Current Report on Form 8-K dated August 26, 2005 and the related exhibits thereto, are incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

          (d)     Exhibits.

Number	Description

Exhibit 10-1	Renewal Revolving Line of Credit Promissory Note of the Goldfield Corporation relating to Loans of up to $3.0 million

Exhibit 10-2	Renewal Revolving Line of Credit Promissory Note of The Goldfield Corporation relating to Loans of up to $6.0 million

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDFIELD CORPORATION

	By:	/s/ Stephen R. Wherry

Dated: October 2, 2006	Name:	Stephen R. Wherry
	Title:	Senior Vice President, Chief Financial Officer (Principal Financial Officer), Treasurer, Assistant Secretary and Principal Accounting Officer

Exhibit Index

Number	Description

Exhibit 10-1	Renewal Revolving Line of Credit Promissory Note of the Goldfield Corporation relating to Loans of up to $3.0 million

Exhibit 10-2	Renewal Revolving Line of Credit Promissory Note of The Goldfield Corporation Relating to Loans of up to $6.0 million